January 9, 2015 Net Lease Day – Investor Presentation NYSE: SRC

Statements contained in these slides and any accompanying oral presentation by Spirit Realty Capital, Inc. (the “Company”) that are not strictly historical are forward-looking statements under federal securities laws. Any such forward-looking statements are reflections of management’s current operating plans, estimates, beliefs and assumptions based on information currently available to management, and are not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, the Company’s continued ability to source new investments, risks associated with using debt to fund the Company’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads and changes in the real estate markets), unknown liabilities acquired in connection with acquired properties, portfolios of properties, or interests in real-estate related entities, general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate), risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended and additional risks discussed in the Company’s filings with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in the prospectus supplements relating to the offerings recently completed by the Company. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTICE REGARDING NON-GAAP FINANCIAL MEASURES: In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Explanations of these non-GAAP financial measures can be found at the end of this presentation. Reconciliations to the most directly comparable GAAP financial measures are included in the financial statements filed by the Company with the Securities and Exchange Commission. FORWARD LOOKING STATEMENT:

OVERVIEW – Tom Nolan

3 Organization Pete Mavoides President & COO Gregg Seibert Chief Investment Officer Tom Nolan Chairman & CEO Mark Manheimer EVP - Asset Management Ryan Berry SVP – General Counsel Mary Jensen VP – Investor Relations Mike Bender CFO

4  Focused on Positioning SRC Among the Top Net-Lease REITs – $5.1 billion market capitalization (as of 1/8/15) – Annualized cash dividend of $0.68 per common share – 2015 AFFO annual guidance range of $0.84 - $0.86 per share (1)  Single-Tenant, Triple Net REIT focused on operationally essential commercial real estate – 2,509 properties (2) – 98% occupied (2) – 10.8 years weighted average remaining term (2)  Geographically diversified portfolio – More than 27 industries representing 430 tenants (2) – 49 states with only 3 states contributing 5% or more of annual rent (3)  Lease composition (based on rental revenue) – 86% triple net (3) – 44% master leases (3)  Growth strategy – Acquisitions primarily through sale-leaseback transactions – High quality, middle market tenants  Strategic Operator – Investment and asset management disciplines lead by executives with decades of experience – Proven ability to operate through various market and economic environments Overview (1) AFFO guidance range as initiated on November 3, 2014 in connection with Spirit’s third quarter earnings conference call, and has not been updated or reaffirmed by this presentation. (2) As of December 31, 2014 (3) As of September 30, 2014

SPIRIT REALTY CAPITAL

Spirit's Continuing Evolution

Spirit is Focused on Positioning Itself Among the Top REITs in its Sector

Criteria	September 30, 2012 (IPO)	December 31, 2013	December 31, 2014 Est
Portfolio			
# of Properties	1,105	2,186	2,509
% of Revenue from Top Tenant	30%	15%	14%
Avg. Remaining Lease Term	11.2 years	10.5 years	10.8 years [3]
Financial			
Enterprise Value	$3.1Bn	$7.4Bn	$9.1Bn
Market Capitalization	$1.3Bn	$3.7Bn	$4.9Bn
G&A (% of Revenue)	8.8%	7.0%	6.8%[4][5]
Free Float	39%	99%	99%
Adjusted EBITDA	$261MM	$493MM	$540MM[4]
Total Debt [1]	$2.6Bn	$3.8Bn	$4.4Bn
Avg. Remaining Debt Term	6.0 years	5.0 years	5.5 years[3]
Total Net Debt / Adj. EBITDA [1]	7.3x	7.5x	7.4x[4]
AFFO	$0.84 per share	$0.82 per share	$0.84 - $0.86 per share[6]
Dividend Payout Ratio [2]	82%	82%	82%[4]
Organizational			
Employees	39	59	73

(1) Represents debt principal balance outstanding; 2012 debt balance reflects the amount at the IPO, which was paid down to $1.9 billion as of 9/30/2012.
(2) Dividend payout ratio for 2012 only reflects 3 months.
(3) As of December 31, 2014
(4) As of September 30, 2014 and excludes any subsequent debt issuances in November and December of 2014.
(5) G&A excludes certain one-time charges.
(6) AFFO guidance range as initiated on November 3, 2014 in connection with Spirit's third quarter earnings conference call, and has not been updated or reaffirmed by this presentation.

5

OPERATIONS – Pete Mavoides

7 Operations Team Pete Mavoides President & COO INVESTMENTS ASSET MANAGEMENT LEGAL, RISK, COMPLIANCE OPERATIONS TECHNOLOGY CLOSING

(1) As of September 30, 2014 (2) Calculation methodology set forth in IPO Prospectus on Form S-11 dated September 12, 2012; updated through September 30, 2014. (3) As of December 31, 2014 (4) For reporting tenants, represents unit-level coverage ratio of EBITDAR to cash interest paid and rent expense; weighted by rent as of December 31, 2014.  Focus on real estate that is operationally essential to tenant profits – Tenants with strong credit profiles – non-rated and overlooked by traditional lenders – Targeting opportunities through sale leasebacks and properties subject to existing lease transactions – Fungible real estate purchases at or below replacement cost  Market segment allows for favorable lease structuring – 87% of portfolio has rent escalations (1) – Approximately 44% of the portfolio under master lease (1) – 54% of our annualized rental revenue represents tenants who provide us with unit level performance metrics (1)  Historical credit loss of only 3.3 basis points since Spirit's inception in 2003 (30 bps per year) (2)  Historical occupancy of 95% or higher with 11-year average greater than 99% – 81% historical lease renewal rate (3)  Weighted average EBITDAR coverage ratio of 2.8x (4) Operational Highlights Disciplined Business Strategy and Cycle-Tested Portfolio 8

Large Diverse Portfolio (1) As of September 30, 2014 for reporting tenants on a trailing twelve month basis. All data as of September 30, 2014 Top Tenants # of Prop. % of Total Revenue 181 14.3% 69 3.9% 109 3.2% Cajun Global LLC 201 2.4% 9 2.1% Alimentation Couche-Tard, Inc. 83 2.0% 37 1.6% 9 1.4% 12 1.3% 30 1.3% Total Top 10 740 33.5% 15% 85% 9% Industrial Retail Office 6% 17% 16% 7% 6% 6 4% 4% 4% 3% 3% 30% Building Materials Restaurants General and Discount Retail Drug Stores Convenience Stores/ Car Washes Grocery Auto Parts & Service Distribution Medical/Other Office Movie Theatres Other (represents industries that contribute less than 3% of total revenues) 2.7x 2.6x 2.7x 2.7x 2.8x 2.9x 2.8x 2.8x 2.0x 2.2x 2.4x 2.6x 2.8x 3.0x 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Unit Level Rent Coverage (1) Tenant Industry Diversification Percent of Total Rent Property Type Diversification Percent of Total Rent Spirit’s Tenants Represent a Stable Mix of Industries and Credit 9

INVESTMENTS – Gregg Seibert

11 Investments Team Gregg Seibert Chief Investment Officer VP VP DIRECTOR ANALYST ASSOCIATE ASSOCIATE ANALYST ANALYST DIRECTOR Comprised of Nine Investment Professionals

12 Investment Focus Shadow Rating Less than or equal to CCC+ Between B- and BB+ Greater than or equal to BBB- Primary Target Situational / Opportunistic Outside of Investment Criteria Corporate Credit Equivalent C om pa ny S iz e Key Investments Criteria Range Average (since 2011)  Unit Level Coverage 1.75x to 2.50x 2.73x  Lease Structure Master Lease or Spirit Form Lease 67% Master Leases  Rent Escalations 1.25% to 2.00% Annually 1.50% Annually  Investment Size $5 to $30 million $12 million Spirit focuses on middle market unrated credits, a large market with less buyer competition  Spirit invests primarily in single-tenant, operationally essential real estate throughout the United States – Long-term, triple-net leases mostly subject to master leases in direct Sale Leaseback (“SLB”) – Tenants primarily engaged in retail, service, medical and distribution industries – Unrated tenants with average S&P equivalent rating of BB

13 Sourcing Channels  During 2014 the Investment Team visited over 30 MSA’s to meet with potential tenants, private equity and investment bankers and attended over 26 conferences covering multiple industries, including c-stores, medical, and restaurants.  Utilize calling and marketing program to target potential tenants in specific industries  Attend trade shows and conferences Direct  Work with existing tenant base to uncover acquisition opportunities  Has allowed Spirit to build a portfolio of 430 tenants  20% of volume in 2014 was with existing tenants Existing Tenants  Spirit is a market leader and has long established relationships with brokers and secondary market acquisitions of net-leased properties Brokers  Develop existing and new relationships with advisors, private equity and investment bankers who specialize in niche off market industries such as, restaurant, convenience stores, medical office, specialty retail, automotive, and health clubs Off Market Financial Advisors Transaction Sources Sourcing Activities Multiple sourcing channels generate a robust and diverse opportunity set

8.59% 8.12% 8.33% 8.14% 7.82% 7.85% 7.82% 7.72% 7.48% 7.60% 7.00% 6.70% 6.40% 6.00% 6.50% 7.00% 7.50% 8.00% 8.50% $- $50,000 $100,000 $150,000 $200,000 $250,000 Total 2011 2012 Pre IPO (Before 9/2012) 2012 Post IPO (After 9/2012) 1Q2013 2Q2013 3Q2013 4Q2013 1Q2014 2Q2014 3Q2014 A qu is it io ns V ol um e ($ '0 00 s) W tg A ve ra ge C ap R at e  Spirit continues to maintain its investment discipline; with over 66% of new investments are SLB transactions and 67% under master leases.  Spirit’s average cap rates have compressed from 2011 to 2014, consistent with the decline in the U.S. Net Leased industry’s average cap rates. 14 Investment Summary Lease Type Master Leases 67% Single Leases 33% SLB 66% Other 34% Transaction Type Spirit's Average Cap Rates Industry's Average Cap Rates Since going public Spirit has dramatically ramped up its investment activity Source: Marcus & Millichap

15 2015 Investment Plan  Industry There are 13 primary industries and over 7,100 prospects in Spirit’s target market  Property Type Single-tenant, freestanding commercial properties with unit level financials  Lease Type NNN (NN on exception basis)  Lease Term More than 10 years with contractual rent increases  Cap Rate Above 7.00%  Tenant Focus Unrated middle market credits  Unit- Leverage Coverage Above 2.00x EBITDAR coverage  Market Focus Markets with accretive demographic profiles  Transaction Size All transaction sizes considered – preference $10 - $30 million Tenant Industry Diversification (% of Total Rent)(1) Investment Parameters  Estimated 50% of new acquisitions will come from SLB transactions while the remaining 50% will have existing leases in place  Estimated 40% of new acquisitions will be placed on Master Leases In 2015 Spirit will be pursuing investments consistent with its past experience (1) As of September 30, 2014 Restaurants 17% General & Discount Retail 16% Drug Stores 7% Building Materials 6% Convenience Stores/Car Washes 6% Movie Theaters 4% Medical/Other Office 4% Distribution 4% Auto Parts & Service 3% Grocery 3% Other* 30% 100% * represents industries that contribute less than 3% of total revenues

ASSET MANAGEMENT – Mark Manheimer

SPECIAL PROJECTS 17 Asset Management Team Four fully functional asset teams totaling 21 team members Mark Manheimer EVP - Asset Mgmt Team 1 Team 2 Team 3 Team 4 SR. ASSET ADMIN ANALYST VP ASSOCIATE SR. ASSET ADMIN DIRECTOR ASSOCIATE Daniel Rosenberg Director Patrick Gaffney Associate James Thomson Associate SR. ASSET ADMIN Sean Hufford Vice President Catherine Tiffany Associate Kim Pitt Sr. Asset Admin. TBD ASSOCIATE VP ASSOCIATE ASSOCIATE VP ASSOCIATE SR. ASSET ADMIN ASSOCIATE 3 JR ADMIN

18 Asset Management  Current Portfolio ― Occupancy, lease escalations, expirations, lease structure  Revenue Drivers ― Credit Risks • Credit Watch ― Expirations • Proactive identification and marketing of non-renewals  Capital Recycling ― Leased/Vacant property sales • Shopko initiative  Expense Management ― Identify non-reimbursable property costs associated with Vacant, NN and Multi-Tenant properties ― Minimal CapEx Asset Management Areas of Focus

0.5% 2.2% 3.9% 3.3% 4.2% 3.6% 4.7% 0% 20% 40% 60% 80% Remainder 2014 2015 2016 2017 2018 2019 2020 Thereafter 45% 42% 12% 1% Lease Profile with Predictable Revenue (%) (1) For the properties owned at September 30, 2014, represents the percentage of rental revenue for the quarter ended September 30, 2014 earned on leases scheduled to mature in the respective periods. (2) All data is as of September 30, 2014. Contractual Fixed CPI-Related Flat Other 86% 14% NN NNN The Combination of Contractual Bumps, Historically High Occupancy, Minimal Near-Term Expirations and NNN Leases Contribute to a Predictable Revenue Profile Occupancy Lease Escalations As a Percent of Rental Revenue (Excludes Investments in Multi-Tenant Properties) Lease Structure As a Percent of Rental Revenue (Excludes Investments in Multi-Tenant Properties) Lease Expiration (1) 76.8% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Spirit Occupancy Rate GDP Growth G D P G row th R ate S R C O cc up an cy R at e 19

SPIRIT REALTY CAPITAL

Risk Rating Credit

Management of Credit Risks

	Probability of Default / Lease Expiration	x	Probability of Termination Given Default / Expiration	x	Expected Loss on Re-let / Sale	=	Average 1-Year Expected Rental Loss
Measure	Corporate Performance		Unit Performance		Expected Loss		
Metric	Corporate EDF		Unit FCCR		Comp Sales/Leases		

Risk Rating	Avg 1-Yr Expected Rental Loss Range	
1	0.0%	0.1%
2	0.1%	0.5%
3	0.5%	5.0%
4	5.0%	10.0%
5	10.0%	15.0%
6	15.0%	

- Spirit categorizes the risk of each tenant into three buckets
- The probability of default/lease expiration is driven by the Expected Default Frequency (EDF)
  - EDF is calculated by Moody's software based on the tenant's corporate financials
- The probability of termination is based on the unit profitability as measured by the unit FCCR
- The expected loss is measured by sales comps / market rents for similar properties
- All tenants are stratified on a scale from 1-6 and tenants rated 4, 5, and 6 are placed on the Credit Watch List and discussed in the weekly Credit Watch List meeting until the risk is mitigated

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21 Historical Lease Renewals  The Tenant’s decision driver has consistently been the performance and cash flow generated by the property  Spirit seeks to establish renewal discussions with all tenants well in advance of lease term expiration, and we believe that we have excellent visibility into renewal probabilities. 0 10 20 30 40 50 60 70 80 90 2007 2008 2009 2010 2011 2012 2013 2014 N um be r of P ro pe rt ie s Expirations Renewals Spirit Has Historically Renewed 80% of Expiring Leases (1) As of 12/31/2014

Dispositions 22 Single Tenant Retail (Cap rate : 8.2%) 32% Multi Tenant Retail (Cap rate : 7.1%) 60% Office (Cap rate : 7.8%) 0.2% Industrial (Cap rate : 10.0%) 8% Dispositions by Asset Type  We continue to ramp up portfolio management / capital recycling activities. Post-IPO Dispositions # $ Cap Rate 2012 Leased 15 26,756,740$ 10.5% Vacant 3 3,215,000$ n/a Total 18 29,971,740$ n/a 2013 Leased 12 390,820,314$ 7.4% Vacant 9 6,417,500$ n/a Total 21 397,237,814$ n/a 2014 Leased 24 103,097,733$ 7.7% Vacant 14 17,903,253$ n/a Total 38 121,000,986$ n/a Total Since Our IPO, Spirit has executed on an aggressive recycling plan (1) As of 12/31/2014

23 Average Lease Term  Dispositions of multi-tenant assets with shorter average lease terms, renewals of existing leases, and the recent Shopko lease restructure kept the average lease term flat, on existing portfolio, since the merger despite the 1.5 years that have elapsed.  Recent longer term acquisitions boosted the weighted average lease term of the portfolio to 10.8 years. Weighted Average Lease Term at Merger (7/15/13) 10.0 yrs (-) Time Elapsed (1.5) yrs (+) Dispositions 0.2 yrs (+) Renewals 0.4 yrs (+) Shopko Restructure 0.9 yrs Current Weighted Average Lease Term (Merger Portfolio) 10.0 yrs (+) Impact of New Acquisitions since Merger 0.8 yrs Current Weighted Average Lease Term (Total Portfolio) 10.8 yrs Asset Management’s Activities Focus on Managing Credit and Lease Term of Portfolio (1) As of 12/31/2014

ACCOUNTING & FINANCE – Mike Bender

25 Accounting & Finance Team Mike Bender CFO & EVP MANAGER REPORTING SR ACCOUNTANT DIRECTOR SR ACCOUNTANT Patrick Gaffney Associate A/P SR MANAGER MANAGER A/P FP&A FINANCE SR ANALYST ACCOUNTANT ANALYST TAX MGR TREASURY ANALYST CASH ANALYST MANAGER A/R A/R SR ACCOUNTANT DIRECTOR LEASE ANALYST Sean Hufford Vice President CONTROLLER SR ACCOUNTANT INVESTOR RELATIONS Finance Accounting Investor Relations Reporting Tax The Accounting and Finance Team Continues to Grow with Spirit’s Public Reporting and Disclosure Needs

Capital Markets Activities  Debt Profile Improved ― Weighted Average Stated Interest Rate during the year dropped 57 bps to 5.06% ― Weighted Average remaining Maturity extended 0.5 years to 5.5 years  Spirit Master Funding ― $912.4 million Exchange Offer; Redeemed $18 million ― $510.0 million new bonds, 2 classes, 4.423% blended coupon rate (1)  Convertible Debt Offering - $747.5 million ― $402.5 million, 2.875% due 2019 ― $435.0 million, 3.75% due 2021  Secondary Equity Offering - $271.2 million ― 26,450,000 shares, $10.69 Spirit Continued to Expand Funding sources and Capital Market Activity in 2014 26 (1) Indebtedness not included in leverage metrics as of 9/30/2014 as presented on page 5, 26 and 27 of this presentation.

Balance Sheet Positioned to Support Growth 56% 21% 13% 8% 2% CMBS – Fixed-Rate Master Trust Notes Unsecured Convertible Notes Other (1) Adjusted annualized 3Q 2014 EBITDA as of September 30, 2014. (2) All data as of September 30, 2014, except where noted. Equity Capitalization Figures Amounts in thousands except per share data Share Price (as of 1/8/2015) 12.39$ Shares (as of 1/8/2015) 411,350 Market Capitalization 5,096,632$ CMBS- f ixed-rate 1,868,518$ Master trust notes 1,204,787 Unsecured convertible notes 747,500 CMBS- variable-rate 110,771 Revolving credit facilities 125,436 Unsecured f ixed rate promissory note 1,340 4,058,352$ Unamortized net debt (discount) / premium (50,524) Total Debt, net of unamortized debt discount 4,007,828 Total Capitalization 9,104,460$ Less: Cash and cash equivalents (50,130) Enterprise Value 9,054,330$ Net Debt / Annualized EBITDA (1) 7.4 Debt / Total Capitalization 44.0% Net Debt / Enterprise Value 43.7% Maintaining Modest Leverage with a Diversified Capital Structure 27 Note: All data as of 9/30/2014 and excludes any subsequent debt issuances in November and December of 2014

SPIRIT
REALTY CAPITAL

Balance Sheet Data

Manageable, Granular Debt Maturities with Positive Spread to Current Market Rates

Balance Sheet

- $7.5 billion in total assets
  - Almost entirely owned real estate
  - Long-term leases
- Outstanding debt of $4.0 billion
- Leverage of 7.4x
- Weighted average stated interest rate of 5.06% (2)
- Weighted average debt maturity of 5.5 years
- Approximately 24% of undepreciated gross investment in real estate and loans are unencumbered


Scheduled Principal Amortization
($ Millions)
500
400
300
200
100
0
$8
$32
$30
$28
$27
$96
Remainder 2014
2015
2016
2017
2018
Thereafter
Total Annual Amortization
Cumulative Amortization


Balloon Payments at Maturity
($ Millions)
2,500
2,000
1,500
1,000
500
0
$104 (1)
$246
$410
$830
$249
$1,998
Remainder of 2014
2015
2016
2017
2018
Thereafter

	Remainder of 2014	2015	2016	2017	2018	Thereafter
No. Loans	12	15	55	99	14	16
Interest Rate (3)	5.40%	5.36%	5.90%	5.82%	3.93% (3)	4.63% (4)

Note: All data as of 9/30/2014 and excludes any subsequent debt issuances in November and December of 2014

(1) The balloon payment balance in 2014 includes $74.0 million for the acceleration of principal payable related to four CMBS loans in anticipation of a deed-in-lieu resolution.

(2) Weighted average stated interest rate on maturing debt for period noted

(3) Includes $125 million of 3.9% investment grade master trust notes and $62 million of 3.6% variable rate debt hedged with interest rate swaps to a fixed 5.14%.

(4) Includes $402.5 million of 2.9% unsecured convertible notes due 2019 and $345 million of 3.8% unsecured convertible notes due 2021.

28

QUESTIONS

Appendix  Adjusted Debt – Represents interest bearing debt (reported in accordance with GAAP) adjusted to include preferred stock and exclude unamortized debt discount, as further reduced for cash and cash equivalents, and cash collateral deposits retained by lenders. Reconciliations from U.S. GAAP reported debt to Adjusted Debt are included in financial statements filed by the Company with the Securities and Exchange Commission.  Adjusted EBITDA – Represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income (loss) for merger costs, real estate acquisition costs, impairment losses, gains (losses) from the sale of real estate and debt transactions and other items that are not considered to be indicative of our on-going operating performance. Reconciliations from U.S. GAAP net income available to common stockholders to Adjusted EBITDA are included in the financial statements filed by the Company with the Securities Exchange Commission.  Adjusted Funds from Operations (AFFO) – AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. It adjusts FFO to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income in accordance with GAAP. Our computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and, therefore, many not be comparable to such other REITs. AFFO should not be considered as a substitute for net income determined in accordance with U.S. GAAP as measures of financial performance. Reconciliations from U.S. GAAP net income available to common stockholders to AFFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Annualized Adjusted EBITDA – Calculated by multiplying Adjusted EBITDA for the quarterly period presented by four.  EBITDA – Represents net income (loss) before interest expense, depreciation and amortization, and income tax expense (benefit).  EBITDAR – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, income tax expense (benefit), and rent.  Enterprise Value – Represents market capitalization plus the sum of long-term and short-term debt on the company's balance sheet less cash and cash equivalents in the current disclosed period. 30

Appendix (continued)  Funds Available for Distribution (FAD) – FAD is a measure of a REIT's ability to generate cash and to distribute dividends to its stockholders. It reduces AFFO by deducting normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream. Our calculation of FAD may differ from the methodology applied by other equity REITs, and, therefore, may not be comparable to such other REIT’s. FAD is a supplemental non-GAAP financial measure and should not be used as a measure of our liquidity or as a substitute for cash flow from operating activities computed in accordance with GAAP. A reconciliation of net income (loss) computed in accordance with GAAP to FAD is included in the financial statements filed by the Company with the Securities and Exchange Commission.  Funds from Operations (FFO) – FFO represents net income (loss) computed in accordance with GAAP, excluding real estate-related depreciation and amortization, impairment charges and net losses (gains) on the disposition of real estate assets. Its calculation conforms to the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. Reconciliations from U.S. GAAP net income available to common stockholders to FFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Initial Cash Yield – Calculated by dividing the annualized first month base rent (excluding any future rent escalations provided for in the lease) by the gross acquisition cost of the related properties. Gross acquisition cost for an acquired property includes the contracted purchase price and any related capitalized costs. Initial cash yield is a measure (expressed as a percentage) of the base rent expected to be earned on an acquired property in the first year. Because it excludes any future rent increases or additional rent that may be contractually provided for in the lease, as well as any other income or fees that may be earned from lease modifications or asset dispositions, initial cash yield does not represent the annualized investment rate of return of our acquired properties. Additionally, actual base rent earned from the properties acquired may differ from the initial cash yield based on other factors, including difficulties collecting anticipated rental revenues and unanticipated expenses at these properties that we cannot pass on to tenants, as well as the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2013.  Market Capitalization – Calculated by multiplying the number of shares outstanding by the closing share price of the company's common stock as of the date indicated.  Leverage – We calculate Leverage by dividing Adjusted Debt by Annualized Adjusted EBITDA.  Rental Revenue – includes contractual rent, straight-line rent, and above- and below-market rents, net of provisions.  Total Revenue – includes rental revenue plus earned income from direct financing leases, interest income on our mortgage loans, tenant reimbursement income and interest income and other. 31